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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 6, 2004

                               AVOCENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                     000-30575                    91-2032368
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                              4991 CORPORATE DRIVE
                            HUNTSVILLE, ALABAMA 35805
               (Address of Principal Executive Offices / Zip Code)

                                 (256) 430-4000
              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets.

      On April 7, 2004, Avocent publicly disseminated a press release announcing that it had completed the acquisition of OSA Technologies, Inc. The information contained in the press release is incorporated herein by reference and filed as
Exhibit 99.4 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            99.4  Press Release dated April 7, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AVOCENT CORPORATION

Dated: April 8, 2004                 By: /s/ Douglas E. Pritchett
                                         -------------------------------------
                                         Douglas E. Pritchett
                                         Senior Vice President of Finance,
                                         Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX

Document                                                                Page No.
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Press Release dated April 7, 2004............................. Exhibit 99.4, 1-3


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